Numerex Corp. Contact:
Ken Gayron (770) 615-1410

For Immediate Release
Numerex Reports First Quarter 2017 Financial Results
New Focused, Cost-Effective Business Model Results in Positive Impact

ATLANTA, GA, May 9, 2017—Numerex Corp (NASDAQ:NMRX), a leading provider of managed enterprise solutions enabling the Internet of Things (IoT), today announced financial results for the first quarter ended March 31, 2017.

“Numerex made strong progress in improving our business model in the first quarter of 2017 resulting in a sequential improvement in operating cash flow and Adjusted EBITDA. Our more focused strategy resulted in significant advancement of product roadmap and development timelines in our key verticals, while, at the same time, reducing expenses by $4.6 million on an annualized basis versus the first quarter of 2016. Additionally, we experienced stabilization in our subscriber base as customer churn decreased with the completion of the AT&T 2G sunset. Our sales pipeline continues to remain healthy and with new product releases planned this year, Numerex is poised for growth and margin expansion in the second half of 2017,” commented Ken Gayron Interim CEO and CFO.

Q1 of 2017 Comparisons to Q4 of 2016

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Net revenues in Q1 of 2017 were $16.4 million compared to $17.6 million in Q4 of 2016 with the 7% sequential decline primarily due to a decrease in hardware revenue.
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Subscription and Support revenues were $13.5 million in Q1 of 2017 compared to $13.8 million in Q4 of 2016.
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Recurring Revenue as a percentage of Total Revenue of 82.2% in Q1 of 2017 compared to 78.7% in Q4 of 2016.
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Gross Margin of 59.4% on Subscription and Support Revenue in Q1 of 2017 compared to 58.5% in Q4 of 2016.
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Net loss was $4.0 million in Q1 of 2017 compared to a net loss of $11.2 million in Q4 of 2016.
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Adjusted EBITDA (a non-GAAP measure) in Q1 of 2017 was $0.5 million compared to $(0.0) million in Q4 of 2016.

Q1 of 2017 Comparisons to Q1 of 2016

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Net revenues in Q1 of 2017 were $16.4 million compared to $18.1 million in Q1 of 2016.
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Subscription and Support revenues were $13.5 million in Q1 of 2017 compared to $15.0 million in Q1 of 2016.
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Recurring Revenue as a percentage of Total Revenue of 82.2% in Q1 of 2017 compared to 83.0% in Q1 of 2016.
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Gross Margin of 59.4% on Subscription and Support Revenue in Q1 of 2017 compared to 62.0% in Q1 of 2016.
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Net loss was $4.0 million in Q1 of 2017 compared to net loss of $2.3 million in Q1 of 2016.
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Adjusted EBITDA (a non-GAAP measure) in Q1 of 2017 was $0.5 million compared to $0.9 million in Q1 of 2016.

Financial Metrics
	Three Months Ended
GAAP Measures	March 31,	December 31,	March 31,
($ in millions, except per share data)	2017	2016	2016
Net revenues	$16.4	$17.6	$18.1
Subscription and support revenues	$13.5	$13.8	$15.0
Recurring revenue - subscription and support revenues as a percentage of total revenue	82.2%	78.7%	83.0%
Gross margin -- subscription and support revenues	59.4%	58.5%	62.0%
Net loss	$(4.0)	$(11.2)	$(2.3)
Basic and diluted loss per share	$(0.21)	$(0.57)	$(0.12)

Non-GAAP Measures*

Adjusted EBITDA	$0.5	$(0.0)	$0.9
Adjusted EBITDA as a percent of total revenue	3.3%	0.0%	4.8%
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*
Refer to the section of this press release entitled "Non-GAAP (Adjusted) Financial Measures" for a discussion of these non-GAAP items and a reconciliation to the most comparable GAAP measure.

Quarterly Conference Call
Numerex will discuss its quarterly results via teleconference today at 4:30 p.m. Eastern Time. Please dial (877) 303-9240 or, if outside the U.S. and Canada, (760) 666-3571 to access the conference call at least five minutes prior to the 4:30 p.m. Eastern start time. A live webcast of the call will also be available at http://investor.numerex.com/. The audio replay will be posted two hours after the end of the call under the Investor Relations section of the Company’s website or by dialing (855) 859-2056 or (404) 537-3406 if outside the US and Canada and entering the conference ID 18026791. The replay will be available for the next 10 days.

About Numerex
Numerex Corp. (NASDAQ:NMRX) is a leading provider of managed enterprise solutions enabling the Internet of Things (IoT). The Company's solutions produce new revenue streams or create operating efficiencies for its customers. Numerex provides its technology and services through its integrated platforms, which are generally sold on a subscription basis. The Company offers a portfolio of managed end-to-end IoT solutions including smart devices, network connectivity and service applications capable of addressing the needs of a wide spectrum of vertical markets and industrial customers. The Company's mission is to empower enterprise operations with world-class, managed IoT solutions that are simple, innovative, scalable, and secure. For additional information, please visit www.numerex.com.

This press release contains, and other statements may contain, forward-looking statements with respect to Numerex future financial or business performance, conditions or strategies and other financial and business matters, including expectations regarding growth trends and activities. Forward-looking statements are typically identified by words or phrases such as "believe," "expect," "anticipate," "intend," "estimate," "assume," "strategy," "plan," "outlook," "outcome," "continue," "remain," "trend," and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "may," or similar expressions. Numerex cautions that these forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. These forward-looking statements speak only as of the date of this press release, and Numerex assumes no duty to update forward-looking statements. Actual results could differ materially from those anticipated in these forward-looking statements and future results could differ materially from historical performance. The following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: our inability to capture greater recurring subscription revenues; our ability to efficiently utilize cloud computing to expand our services; the risks that a substantial portion of revenues derived from contracts may be terminated at any time; the risks that our strategic suppliers and/ or wireless network operators materially change or disrupt the flow of products or services; variations in quarterly operating results; delays in the development, introduction, integration and marketing of new products and services; customer acceptance of services; economic conditions resulting in decreased demand for our products and services; the risk that our strategic alliances, partnerships and/or wireless network operators will not yield substantial revenues; changes in financial and capital markets and the inability to raise growth capital on favorable terms, if at all; the inability to attain revenue and earnings growth; changes in interest rates; inflation; the introduction, withdrawal, success and timing of business initiatives and strategies; competitive conditions; the inability to realize revenue enhancements; disruption in key supplier relationships and/or related services; our ability to meet financial and operating covenants in or otherwise service our debt, and the extent and timing of technological changes.

© 2017 Numerex Corp. All rights reserved. Numerex, the Numerex logo and all other marks contained herein are trademarks of Numerex Corp. and/or Numerex-affiliated companies. All other marks contained herein are the property of their respective owners.

NUMEREX CORP. AND SUBSIDIARIES
UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	Three Months Ended
	March 31,	December 31,	March 31,
	2017	2016	2016
Net revenues:
Subscription and support revenues	$13,470	$13,836	$14,984
Embedded devices and hardware	2,915	3,741	3,066
Total net revenues	16,385	17,577	18,050
Cost of sales
Subscription and support revenues	5,464	5,744	5,701
Embedded devices and hardware	3,032	4,004	3,118
Gross profit	7,889	7,829	9,231
Operating expenses:
Sales and marketing	3,142	3,873	2,945
General and administrative	2,945	2,729	4,129
Engineering and development	2,215	2,304	2,247
Depreciation and amortization	1,523	1,549	1,658
Impairment of goodwill and other intangible assets	-	7,833	-
Restructuring charges	425	312	-
Operating loss	(2,361)	(10,771)	(1,748)
Interest expense	621	502	267
Loss on extinguishment of debt	228	-	290
Other expense (income), net	730	(32)	(43)
Loss before income taxes	(3,940)	(11,241)	(2,262)
Income tax expense (benefit)	84	(83)	64
Net loss	$(4,024)	$(11,158)	$(2,326)

Basic and diluted loss per share	$(0.21)	$(0.57)	$(0.12)
Weighted average shares outstanding used
in computing diluted loss per share	19,524	19,601	19,377

NUMEREX CORP. AND SUBSIDIARIES
UNAUDITED CONSOLIDATED BALANCE SHEETS
(In thousands)
	March 31,	December 31,
	2017	2016
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$8,682	$9,285
Restricted cash	221	221
Accounts receivable, less allowance for doubtful accounts of $795 and $767	8,853	9,436
Financing receivables, current	1,735	1,778
Inventory, net of reserves	8,287	9,011
Prepaid expenses and other current assets	1,370	1,421
TOTAL CURRENT ASSETS	29,148	31,152

Financing receivables, less current portion	1,941	2,227
Property and equipment, net of accumulated depreciation and amortization of $9,984 and $9,225	5,836	6,022
Software, net of accumulated amortization	6,017	6,530
Other intangible assets, net of accumulated amortization	11,382	11,519
Goodwill	33,554	33,554
Other assets	243	474
TOTAL ASSETS	$88,121	$91,478

LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES
Accounts payable	$16,401	$15,894
Accrued expenses and other current liabilities	3,225	3,209
Deferred revenues	1,666	1,882
Current maturities of long-term debt, net of debt issuance costs	3,912	1,275
Current portion of capital lease	306	291
TOTAL CURRENT LIABILITIES	25,510	22,551

Long-term debt, net of debt issuance costs, less current maturities	11,946	14,885
Capital lease, less current portion	735	797
Deferred tax liabilities, noncurrent	547	468
Other liabilities	1,422	1,512
TOTAL LIABILITIES	40,160	40,213

SHAREHOLDERS’ EQUITY
Preferred stock, no par value; 3,000 authorized; none issued	-	-
Class A common stock, no par value; 30,000 authorized;
20,992 and 20,935 issued; 19,532 and 19,608 outstanding	-	-
Class B common stock, no par value; 5,000 authorized; none issued	-	-
Additional paid-in capital	106,115	105,112
Treasury stock, at cost, 1,459 and 1,327 shares	(5,755)	(5,466)
Accumulated other comprehensive loss	(104)	(110)
Accumulated deficit	(52,295)	(48,271)
TOTAL SHAREHOLDERS' EQUITY	47,961	51,265
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$88,121	$91,478

NUMEREX CORP. AND SUBSIDIARIES
NON-GAAP (ADJUSTED) FINANCIAL MEASURES

Earnings before interest, taxes, depreciation and amortization expenses (EBITDA) and Adjusted EBITDA, which are presented below, are non-GAAP measures and do not purport to be alternatives to operating income as a measure of operating performance. We believe EBITDA and Adjusted EBITDA are useful to and used by investors and other users of the financial statements in evaluating our operating performance because it provides them with an additional tool to compare business performance across periods.

We believe that:

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EBITDA is widely used by investors to measure a company’s operating performance without regard to items such as interest, income tax, and depreciation and amortization expenses, which can vary substantially from company-to-company depending upon accounting methods and book value of assets, capital structure and the method by which assets were acquired; and
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Investors commonly adjust EBITDA information to eliminate the effect of equity-based compensation and other unusual or infrequently occurring items which vary widely from company-to-company and impair comparability.

We use EBITDA and Adjusted EBITDA:

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as a measure of operating performance to assist in comparing performance from period-to-period on a consistent basis
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as a measure for planning and forecasting overall expectations and for evaluating actual results against such expectations; and
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in communications with the board of directors, analysts and investors concerning our financial performance.

Although we believe, for the foregoing reasons, that the presentation of non-GAAP financial measures provides useful supplemental information to investors regarding our results of operations, the non-GAAP financial measures should only be considered in addition to, and not as a substitute for, or superior to, any measure of financial performance prepared in accordance with GAAP.

Use of non-GAAP financial measures is subject to inherent limitations because they do not include all the expenses that must be included under GAAP and because they involve the exercise of judgment of which charges should properly be excluded from the non-GAAP financial measure. Management accounts for these limitations by not relying exclusively on non-GAAP financial measures, but only using such information to supplement GAAP financial measures. The non-GAAP financial measures may not be the same non-GAAP measures, and may not be calculated in the same manner, as those used by other companies.

Adjusted EBITDA is calculated by excluding the effect of equity-based compensation and non-operational items from the calculation of EBITDA. Management believes that this measure provides additional relevant and useful information to investors and other users of our financial data in evaluating the effectiveness of our operations and underlying business trends in a manner that is consistent with management’s evaluation of business performance.

We believe that excluding depreciation and amortization expenses of property, equipment and intangible assets to calculate EBITDA and Adjusted EBITDA provides supplemental information and an alternative presentation that is useful to investors’ understanding of our core operating results and trends. Not only are depreciation and amortization expenses based on historical costs of assets that may have little bearing on present or future replacement costs, but they are also based on our estimates of remaining useful lives.

Equity-based compensation is an important part of total compensation, especially from the perspective of employees. We believe, however, that supplementing GAAP income from continuing operations by providing income from continuing operations, excluding the effect of equity-based compensation in all periods, is useful to investors because it enables additional and more meaningful period-to-period comparisons.

Non-cash and other items include restructuring, recruiting fees, severance, costs related to an internal ERP systems integration upgrade, a network systems evaluation, acquisition related costs, and other costs, such as legal and accounting costs associated with debt refinancing, audit consent fees, rework and setup costs, and costs related to the 2G shutdown. We believe these costs are unusual costs that we do not expect to recur on a regular basis, and consequently, we do not consider these charges as a component of ongoing operations.

EBITDA and Adjusted EBITDA are not measures of liquidity calculated in accordance with GAAP, and should be viewed as a supplement to – not a substitute for – results of operations presented on the basis of GAAP. EBITDA and Adjusted EBITDA do not purport to represent cash flow provided by operating activities as defined by GAAP. Furthermore, EBITDA and Adjusted EBITDA are not necessarily comparable to similarly-titled measures reported by other companies.

NUMEREX CORP. AND SUBSIDIARIES
RECONCILIATION OF NET LOSS TO EBITDA AND ADJUSTED
EBITDA, INCLUDING PER SHARE AMOUNTS

The following table reconciles the specific items excluded from GAAP in the calculation of EBITDA and Adjusted EBITDA for the periods indicated below (in thousands, except per share amounts):

	Three Months Ended
	March 31,	December 31,	March 31,
	2017	2016	2016

Net loss	$(4,024)	$(11,158)	$(2,326)
Depreciation and amortization expense	1,973	1,960	1,965
Impairment of goodwill and other assets	-	7,833	-
Interest expense and other non-operating expense, net	1,579	470	514
Income tax expense (benefit)	84	(83)	64
EBITDA (non-GAAP)	(388)	(978)	217
Equity-based compensation expense	231	522	621
Non-cash and other items	693	423	20
Adjusted EBITDA (non-GAAP)	$536	$(33)	$858

Net loss per diluted share (GAAP)	$(0.21)	$(0.57)	$(0.12)

Weighted average shares outstanding used in
computing per share amounts:	19,524	19,601	19,377

As noted above, non-cash and other items include restructuring, recruiting fees, severance, costs related to an internal ERP systems integration upgrade, a network systems evaluation, acquisition related costs, and other costs, such as legal and accounting costs associated with debt refinancing, audit consent fees, rework and setup costs, and costs related to the 2G shutdown. We believe these costs are unusual costs that we do not expect to recur on a regular basis, and consequently, we do not consider these charges as a component of ongoing operations.

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